Filed Pursuant to Rule 497(e)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

Perritt MicroCap Opportunities Fund, Inc.

November 30, 2005

Supplement to the Prospectus
dated February 28, 2005

Closing of the Perritt MicroCap Opportunities Fund to New Investors

Effective at the close of business on December 7, 2005, the Perritt MicroCap Opportunities Fund will close to new investors, except as described below.

If you are a shareholder in the Perritt MicroCap Opportunities Fund as of the close date, you may continue to make additional investments in your established account and reinvest your dividends and capital gains distributions.

You may open a new account in the Perritt MicroCap Opportunities Fund after its closing if:

•	You are a participant in a retirement plan in which the Fund has been designated as an available investment option and whose records are maintained by a processing intermediary having an agreement with the Fund.

•	You are a client of a registered investment adviser or certified financial planner.

•	You are an employee, officer or director of the Fund or the Adviser, or a member of the immediate family of such person (namely, a spouse, sibling, parent, child, or grandchild).

•	Your firm has an existing business relationship with the Adviser, whose investments the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The Perritt MicroCap Opportunities Fund may also allow new investments into the Fund in certain other circumstances. The Fund reserves the right, at any time, to re-open or modify the extent to which future sales of shares are limited.

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The date of this Supplement is November 30, 2005.

Please retain this Supplement for future reference.